                             FMI MUTUAL FUNDS, INC.

                            FMI WINSLOW GROWTH FUND

                     100 EAST WISCONSIN AVENUE, SUITE 2200

                              MILWAUKEE, WI 53202

                                 (414) 226-4555

                        SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON MARCH 28, 2005

Dear Shareholder:

The Board of Directors of FMI Mutual Funds, Inc. ("Company"), a Wisconsin corporation, has called a Special Meeting of shareholders ("Special Meeting") of FMI Winslow Growth Fund ("Winslow Fund"). The Special Meeting is scheduled for 9:00 a.m., Central time, on March 28, 2005, at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202.

The purpose of the Special Meeting is for shareholders to vote on an agreement to reorganize the Winslow Fund into the MainStay Large Cap Growth Fund ("Large Cap Fund") (each a "Fund" and collectively the "Funds"), a series of The MainStay Funds ("Trust"), in a tax-free reorganization ("Reorganization"). The MainStay Funds, a Massachusetts business trust unaffiliated with the Company, are managed by New York Life Investment Management LLC ("NYLIM"). The Large Cap Fund is a newly created fund with investment objectives, strategies and policies that are substantially the same as the Winslow Fund.

If the Reorganization is approved, the Winslow Fund shareholders will become shareholders of the Large Cap Fund on the date that the Reorganization occurs. It is important to note that Winslow Capital Management, Inc., the current sub-adviser to the Winslow Fund, will continue to manage the Fund as sub-adviser to the Large Cap Fund using the same investment approach as that used for the Winslow Fund. The Board of Directors believes that shareholders of the Winslow Fund would benefit from combining Funds because, among other things, shareholders of the Winslow Fund would benefit from the experience and resources of NYLIM, the investment adviser to the Large Cap Fund, the potential for increased economies of scale and other long-term benefits, and continuity of portfolio management, as the portfolio management team for the Winslow Fund will continue to serve as the sub-adviser for the Large Cap Fund.

After careful consideration, the Board of Directors has approved the Reorganization and recommends that shareholders vote "FOR" this proposal.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. Your vote is very important to us regardless of the amount of shares of the Winslow Fund you own. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on March 28, 2005. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Company by calling toll-free 1-800-811-5311.We will get you the answers that you need promptly.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                          Sincerely,

                                          Donald S. Wilson
                                          Secretary

                             FMI MUTUAL FUNDS, INC.

                            FMI WINSLOW GROWTH FUND

                     100 EAST WISCONSIN AVENUE, SUITE 2200
                              MILWAUKEE, WI 53202
                                 (414) 226-4555

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           OF FMI WINSLOW GROWTH FUND
                          TO BE HELD ON MARCH 28, 2005

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders ("Special Meeting") of the FMI Winslow Growth Fund ("Winslow Fund"), a series of FMI Mutual Funds, Inc. ("Company"), will be held at 100 East Wisconsin Avenue, Suite 2200 Milwaukee, WI 53202, on March 28, 2005, at 9:00 a.m., Central time.

At the Special Meeting you will be asked to consider and approve the following proposals:

     (1) To approve (i) an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Winslow Fund by the MainStay Large Cap Growth Fund ("Large Cap Fund"), a series of The MainStay Funds ("Trust"), in exchange for shares of the Large Cap Fund and the assumption of all liabilities of the Winslow Fund by the Large Cap Fund, and (ii) the subsequent liquidation of the Winslow Fund; and

     (2) To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

You may vote at the Special Meeting if you were the record owner of shares of the Winslow Fund as of the close of business on January 31, 2005 ("Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Company for additional information by calling toll-free 1-800-811-5311.

                                          By Order of the Board of Directors of
                                          FMI Mutual Funds, Inc.

                                                 /s/ DONALD S. WILSON
                                          --------------------------------------
                                          Donald S. Wilson
                                          Secretary

Milwaukee, Wisconsin
March 8, 2005

                           PROXY STATEMENT/PROSPECTUS

                                 MARCH 8, 2005

                              PROXY STATEMENT FOR:

                            FMI WINSLOW GROWTH FUND
                      (A SERIES OF FMI MUTUAL FUNDS, INC.)
                     100 EAST WISCONSIN AVENUE, SUITE 2200
                              MILWAUKEE, WI 53202
                                 (414) 226-4555

                                PROSPECTUS FOR:

                         MAINSTAY LARGE CAP GROWTH FUND
                        (A SERIES OF THE MAINSTAY FUNDS)
                               51 MADISON AVENUE
                               NEW YORK, NY 1001
                                 (800) 624-6782

INTRODUCTION

This combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with the solicitation of proxies by the Board of Directors of FMI Mutual Funds, Inc. ("Company"), a Wisconsin corporation, on behalf of the FMI Winslow Growth Fund ("Winslow Fund"), a series of the Company, for a Special Meeting of Shareholders of the Winslow Fund ("Special Meeting"). The Special Meeting will be held on March 28, 2005, at 9:00 a.m. Central time, at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202. As is more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization ("Reorganization") of the Winslow Fund into the MainStay Large Cap Growth Fund ("Large Cap Fund"), a series of The MainStay Funds, a Massachusetts business trust ("Trust") (each a "Fund" and collectively the "Funds").

As further described in this Proxy Statement/Prospectus, shareholders of the Winslow Fund should be aware that the Large Cap Fund was formed solely for the purposes of completing the Reorganization with the Winslow Fund. Consequently, the Large Cap Fund will have only nominal assets and no performance or financial history prior to the closing of the Reorganization. Furthermore, concurrent with the solicitation of the Winslow Fund shareholders pursuant to this Proxy Statement/Prospectus, the Board of Trustees of The MainStay Funds is soliciting the approval of the shareholders of the MainStay Blue Chip Growth Fund ("Blue Chip Fund"), an existing series of the Trust, to reorganize with and into the Large Cap Fund ("Blue Chip Transaction"), to take place subsequent to the Reorganization of the Winslow Fund into the Large Cap Fund. There can be no assurances that the Blue Chip Transaction will be completed. In addition, completion of the Blue Chip Transaction is conditioned upon your approval of this Reorganization between the Large Cap Fund and the Winslow Fund.

Because shareholders of the Winslow Fund are being asked to approve the Reorganization Agreement that will result in a transaction in which the Winslow Fund Shareholders will ultimately hold shares of the Large Cap Fund, this Proxy Statement also serves as a Prospectus for the Large Cap Fund. The Winslow Fund currently offers only one class of shares; shareholders in the Winslow Fund will receive Class A shares of the Large Cap Fund, in an amount equal to the value of their Winslow Fund shares. The Large Cap Fund will also offer Class B, Class C, Class I, Class R1 and Class R2 shares. No initial sales charge (load) will be imposed on the Class A shares of the Large Cap Fund received by shareholders of the Winslow Fund as a result of the Reorganization.

This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Reorganization, including a detailed discussion of the investment objectives, policies and restrictions of the Large Cap Fund. A Statement of Additional Information ("SAI") relating to this Proxy Statement/Prospectus dated March 8, 2005, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference.

The Winslow Fund provides periodic reports to its shareholders that highlight certain important information about the Fund, including investment results and financial information. The annual report dated June 30, 2004 and semiannual report dated December 31, 2004 for FMI Mutual Funds, Inc. are incorporated herein by reference solely with respect to the Winslow Fund. You may receive a copy of the annual and semiannual report for the Winslow Fund, without charge, by calling 1-800-811-5311. No periodic reports have yet been filed for the Large Cap Fund, as the Fund has not yet commenced operations.

You may copy and review information about each Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

SUMMARY.....................................................          1
  The Reorganization........................................          1
  Board Recommendations.....................................          2
  Organization of the Funds.................................          2
  Summary Comparison of Investment Objectives, Strategies
     and Risks..............................................          3
  Comparison of Fees and Expenses...........................          3
  Comparison of Purchase, Exchange and Redemption
     Procedures.............................................          7
COMPARISON OF THE FUNDS' INVESTMENT OBJECTIVES, TECHNIQUES,
  PRINCIPAL RISKS AND INVESTMENT RESTRICTIONS...............          7
  Investment Objectives of Each Fund........................          7
  Primary Investments of Each Fund..........................          7
  Investment Strategies and Risks Common to Both Funds......          8
  Investment Strategies and Risks of the Large Cap Fund.....          8
  Comparison of Investment Restrictions of the Funds........          9
MANAGEMENT AGREEMENT, SUB-ADVISORY AGREEMENT AND PLAN OF
  DISTRIBUTION FOR THE LARGE CAP FUND.......................         10
INFORMATION ABOUT THE REORGANIZATION........................         13
  The Reorganization Agreement..............................         13
  Reasons for the Reorganization............................         13
  Board Considerations......................................         13
  Tax Considerations........................................         14
  Expenses of the Reorganization............................         14
  Material Differences in Rights of Winslow Fund
     Shareholders and Large Cap Fund Shareholders...........         14
SHAREHOLDER GUIDE...........................................         15
  Class A Share Considerations..............................         15
  Information on Sales Charges..............................         15
  Reducing the Initial Sales Charge on Class A Shares.......         16
  Sales Charge Waivers on Class A Shares....................         17
  Information on Fees.......................................         18
  Compensation to Dealers...................................         18
  Buying, Selling and Exchanging MainStay Shares............         18
  How to Open Your MainStay Account.........................         18
  Investment Minimums.......................................         19
  Buying and Selling MainStay Shares........................         20
  Telephone Redemption Procedures...........................         22
  Redemptions-in-Kind.......................................         23
  The Reinvestment Privilege May Help You Avoid Sales
     Charges................................................         23
  Shareholder Services......................................         23
  General Policies..........................................         25
  Fund Earnings.............................................         29
  Understand the Tax Consequences...........................         30
ADDITIONAL INFORMATION ABOUT THE LARGE CAP FUND.............         30
  Investment Adviser........................................         30

  Portfolio Managers........................................         31
  Distributor...............................................         31
  Performance of the Large Cap Fund.........................         31
ADDITIONAL INFORMATION ABOUT THE FUNDS......................         32
  Financial Highlights......................................         32
  Form of Organization......................................         32
  Distributor...............................................         32
  Dividends and Other Distributions.........................         32
  Capitalization............................................         33
OTHER BUSINESS..............................................         33
GENERAL INFORMATION.........................................         33
  Solicitation of Votes.....................................         33
  Quorum....................................................         33
  Vote Required.............................................         34
  Effect of Abstentions and Broker "Non-Votes"..............         34
  Adjournments..............................................         34
  Future Shareholder Proposals..............................         34
  Record Date and Outstanding Shares........................         34
  Security Ownership to Certain Beneficial Owners and
     Management.............................................         34
INFORMATION ABOUT THE FUNDS.................................         36
EXHIBITS....................................................        A-1
  Agreement and Plan of Reorganization......................  Exhibit A
  Comparison of FMI to the Trust............................  Exhibit B
  Performance Information and Financial Highlights of the
     FMI Winslow Growth Fund................................  Exhibit C

                                    SUMMARY

     As described in the attached notice to shareholders, as a shareholder of the Winslow Fund, you are being asked to consider a Reorganization of your Fund, the details of which are summarized below and discussed in greater detail in this Proxy Statement/Prospectus.

THE REORGANIZATION

     This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and in the Agreement and Plan of Reorganization ("Reorganization Agreement"), a copy of which is attached as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read each Fund's Prospectus.

     In January 2005, the Board of Directors considered and approved the Reorganization of the Winslow Fund with the Large Cap Fund. The Board approved an agreement and plan of reorganization between the Large Cap Fund and the Winslow Fund whereby:

     - all of the assets of the Winslow Fund will be transferred to the Large Cap Fund in exchange for shares of beneficial interest of the Large Cap Fund;

     - the Large Cap Fund will assume all of the liabilities of the Winslow
       Fund;

     - the Large Cap Fund shares will be distributed to the shareholders of the Winslow Fund; and

     - the Winslow Fund will be liquidated.


     The Reorganization of Winslow Fund with and into the Large Cap Fund is scheduled to be effective upon the close of business on March 31, 2005, or on such other date as the parties may agree ("Closing Date"). As a result of the Reorganization, each shareholder of the Winslow Fund will become the owner of the number of full and fractional Class A shares of the Large Cap Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Winslow Fund shares as of the close of business on the Closing Date. See "Information about the Reorganization" below.


     At a meeting held in December 2004, a majority of the Board of Trustees of the Trust also approved the Reorganization Agreement on behalf of the Large Cap Fund. In addition, a majority of the Board of Trustees also approved a separate agreement and plan of reorganization involving the Large Cap Fund and the Blue Chip Growth Fund, another series of the Trust, subject to the consummation of the Reorganization of the Winslow Fund with and into the Large Cap Fund ("Blue Chip Transaction"). A majority of the Board and a majority of the Independent Trustees concluded that the Reorganization and the Winslow Transaction were in the best interest of shareholders. One Independent Trustee did not reach the same conclusion as the other Trustees and voted against the Reorganization involving the Blue Chip Fund and the Winslow Transaction. Subject to the approval of the shareholders of the Blue Chip Fund, the reorganization agreement for the Blue Chip Transaction provides for:

     - the transfer of all of the assets of the Blue Chip Fund to the Large Cap Fund in exchange for shares of beneficial interest of the Large Cap Fund;

     - assumption by the Large Cap Fund of all of the liabilities of the Blue Chip Fund;

     - the distribution of Large Cap Fund shares to the shareholders of the Blue Chip Fund; and

     - the liquidation of the Blue Chip Fund.

     There can be no assurances that the Blue Chip Transaction will be completed.

     Shareholders of the Winslow Fund should be aware that, although the Large Cap Fund will not commence operations or sell its shares prior to the Closing Date and will have only nominal assets, if any, as of that date, it is anticipated that, shortly following the Closing Date, pending approval by the Blue Chip Fund's shareholders, the Blue Chip Transaction is expected to close, resulting in a large increase in the assets of the Large Cap Fund. As of December 31, 2004, the Blue Chip Fund had assets totaling $262.2 million; the

Winslow Fund had assets totaling $5.38 million. If both transactions are approved, the resulting Large Cap Fund will have a significantly larger amount of assets, which may lead to shareholders of the Large Cap Fund achieving greater economies of scale, as certain fixed costs are spread over a larger asset base.

     The accounting survivor of the Reorganization will be the Winslow Fund because the Large Cap Fund has only nominal assets and no operating history. The accounting survivor of the Blue Chip Transaction will be the Large Cap Fund (incorporating the historical financial statements and performance of the Winslow Fund) because, following the Blue Chip Transaction, the surviving Fund will have the same investment adviser and sub-adviser and the same investment objectives, policies and restrictions as the Large Cap Fund. In addition, the fees and expenses and the class structure of the surviving Fund will be identical to that of the Large Cap Fund.

     In addition to considering the effects of the Blue Chip Transaction on the Large Cap Fund, in considering whether to approve the Reorganization, you also should note that:

     - The responsibility for the day-to-day management of the Fund's portfolio will not change as a result of the reorganization. Winslow Capital Management, Inc., which serves as investment sub-adviser to the Winslow Fund, will serve as the investment sub-adviser to the Large Cap Fund;

     - On a gross basis, Winslow Fund's expenses are expected to decrease (i.e., before expense reimbursement) as a result of the Reorganization;

     - On a net basis, the Winslow Fund's expenses are expected to increase; however, the increase is due in part to the implementation of a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), for Class A shares;

     - The management fee of the Large Cap Fund, a maximum of 0.80% of average daily net assets, is lower than that applicable to the Winslow Fund, 1.00% of average daily net assets;

     - The Funds have substantially similar investment objectives and principal strategies; and

     - The Reorganization is not expected to cause Winslow Fund shareholders to recognize any taxable gains or losses on their shares.

     Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares of the Winslow Fund entitled to vote and present in person or by proxy. See "General Information" below.

BOARD RECOMMENDATIONS

     For the reasons set forth below under the heading "Reasons For the Reorganization," the Directors, including a majority of the Directors who are not "interested persons" of the Company (as defined in the 1940 Act) (the "Independent Directors"), have concluded that the Reorganization would be in the best interests of the shareholders of the Winslow Fund and that the interests of the Winslow Fund's existing shareholders would not be diluted as a result of the Reorganization, and therefore has submitted the Reorganization Agreement for approval to you, the shareholders of the Winslow Fund. THE BOARD RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.

ORGANIZATION OF THE FUNDS

     The Winslow Fund is a series of FMI Mutual Funds, Inc. ("Company"), an open-end management investment company organized as a Wisconsin corporation. The MainStay Large Cap Fund is a series of The MainStay Funds ("Trust"), an open-end management investment company organized as a Massachusetts business trust and unaffiliated with the Company. The Company offers one class of redeemable shares in different series, including the Winslow Fund. The Trust offers redeemable shares in different series and classes. The Large Cap Fund offers six classes of shares: Class A, Class B, Class C, Class I, Class R1 and Class R2 shares. The Class B, Class C, Class I, Class R1 and Class R2 shares are not affected by the Reorganization and are not discussed in this Proxy Statement/Prospectus.

SUMMARY COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

     This section will help you compare the investment objectives and principal investment strategies of the Winslow Fund and the Large Cap Fund. Please be aware this is only a brief discussion. More information may be found in each Fund's Prospectus.

                                            WINSLOW FUND                         LARGE CAP FUND
                                            ------------                         --------------
INVESTMENT OBJECTIVE...........  To seek long-term growth of           To seek long-term growth of
                                 capital.                              capital.
PRINCIPAL INVESTMENT             The Fund invests in companies that    The Fund invests in companies that
  STRATEGIES...................  have the earnings potential for       have the potential for
                                 above-average future earnings         above-average future growth. Under
                                 growth. The Fund generally invests    normal circumstances, the Fund
                                 in mid to large capitalization        invests at least 80% of its assets
                                 companies. These are companies        in large capitalization companies.
                                 having a market capitalization in     These are companies having a market
                                 excess of $3.0 billion at the time    capitalization in excess of $4.0
                                 of purchase and generally are         billion at the time of purchase and
                                 improving their financial returns.    generally are improving their
                                 The Growth Fund's investment          financial returns. The Fund's
                                 strategy may result in high           investment strategy may result in
                                 portfolio turnover.                   high portfolio turnover.

INVESTMENT PROCESS.............  The Fund will invest in those         The Fund will invest in those
                                 companies that Winslow Capital        companies that Winslow Capital
                                 Management, Inc., the Fund's          Management, Inc., the Fund's
                                 subadviser, believes will provide     subadviser, believes will provide
                                 an opportunity for achieving          an opportunity for achieving
                                 superior portfolio returns (i.e.,     superior portfolio returns (i.e.,
                                 returns in excess of the returns of   returns in excess of the returns of
                                 the average stock mutual fund) over   the average stock mutual fund) over
                                 the long term.                        the long term.
                                 When purchasing stocks for the        When purchasing stocks for the
                                 Fund, the subadviser looks for        Fund, the subadviser looks for
                                 companies having some or all of the   companies having some or all of the
                                 following attributes:                 following attributes:
                                 - Consistent and sustainable future   - Consistent and sustainable future
                                   growth of revenue and earnings        growth of revenue and earnings
                                 - Low financial leverage with         - Low financial leverage with
                                 strong cash flow                      strong cash flow
                                 - High return on equity/low           - High return on equity/low
                                 debt-to-total capital                 debt-to-total capital
                                 - Management focused on shareholder   - Management focused on shareholder
                                   value                                 value
                                 - Dominant market leader              - Dominant market leader

                                 The subadviser takes a "bottom-up"    The subadviser takes a "bottom-up"
                                 investment approach when selecting    investment approach when selecting
                                 investments for the Fund. This        investments for the Fund. This
                                 means it bases investment decisions   means it bases investment decisions
                                 on company specific factors, not      on company specific factors, not
                                 general economic conditions. The      general economic conditions. The
                                 subadviser also employs a sell        subadviser also employs a sell
                                 discipline pursuant to which it       discipline pursuant to which it
                                 will:                                 will:
                                 - Trim back a position which          - Trim back a position which
                                 exceeds 5% of the Winslow Fund        exceeds 5% of the Fund
                                 - Sell an entire position when        - Sell an entire position when
                                   fundamentals are deteriorating        fundamentals are deteriorating
                                 - Reduce or sell an entire position   - Reduce or sell an entire position
                                 when it finds a better investment     when it finds a better investment
                                   to replace it                         to replace it
                                 - Trim back a position after a        - Trim back a position after a
                                 strong relative price increase        strong relative price increase

                                            WINSLOW FUND                         LARGE CAP FUND
                                            ------------                         --------------
PRINCIPAL RISKS................  The risks associated with             Investment in common stocks and
                                 investments in the types of           other equity securities is
                                 securities in which the Fund          particularly subject to the risk of
                                 invests include:                      changing economic, stock market,
                                 - Market Risk: The prices of the      industry and company conditions and
                                   securities in which the FMI Funds   the risks inherent in management's
                                   invest may decline for a number     ability to anticipate those changes
                                   of reasons. The price declines of   that can adversely affect the value
                                   common stocks, in particular, may   of the Fund's holdings.
                                   be steep, sudden and/or             The principal risk of growth stocks
                                   prolonged. Price changes may        is that investors expect growth
                                   occur in the market as a whole,     companies to increase their
                                   or they may occur in only a         earnings at a certain rate that is
                                   particular company, industry, or    generally higher than the rate
                                   sector of the market. Should a      expected for non-growth companies.
                                   company undergo bankruptcy, the     If these expectations are not met,
                                   stocks of that company might have   the market price of the stock may
                                   the least senior interest and       decline significantly, even if
                                   could become worthless. In          earnings show an absolute increase.
                                   addition, growth stocks and/or      Growth company stocks also
                                   stocks of small-capitalization      typically lack the dividend yield
                                   companies may under perform the     that can cushion stock prices in
                                   market as a whole.                  market downturns.

                                 - Growth Investing Risk: The Fund     Due to its investment process, the
                                   primarily invests in "growth"       Fund may experience a portfolio
                                   stocks. The subadviser may be       turnover rate of over 100%. Funds
                                   wrong in its assessments of a       with high turnover rates (over
                                   company's potential for growth      100%) often have higher transaction
                                   and the stocks the Fund holds may   costs (which are paid by the Fund)
                                   not grow as the subadviser          and may generate short-term capital
                                   anticipates. From time to time      gains (on which you will pay taxes,
                                   "growth" investing falls out of     even if you do not sell any shares
                                   favor with investors. During        by year-end).
                                   these periods, the Fund's
                                   relative performance may suffer.
                                 - High Portfolio Turnover Risk: The
                                   investment strategy of the Fund
                                   may result in high portfolio
                                   turnover. High portfolio turnover
                                   necessarily results in
                                   corresponding greater transaction
                                   costs (such as brokerage
                                   commissions or markups or
                                   markdowns), which the Fund must
                                   pay, and increased realized gains
                                   (or losses) to investors.
                                   Distributions to shareholders of
                                   short-term capital gains are
                                   taxed as ordinary income under
                                   Federal income tax laws.
INVESTMENT MANAGER.............  Fiduciary Management, Inc.            NYLIM
SUBADVISER.....................  Winslow Capital Management, Inc.      Winslow Capital Management, Inc.
PORTFOLIO MANAGERS.............  Clark J. Winslow, Justin Kelly,       Clark J. Winslow, Justin Kelly,
                                 Bart Wear                             Bart Wear

     As the above chart illustrates, the Funds invest in the same types of securities (i.e., stocks of large capitalization, growth-oriented companies). There are, however, certain differences in the Funds' investment restrictions and limitations. See the "Comparison of Investment Restrictions of the Funds" below.

COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of the Funds. Expenses of the Winslow Fund are based upon the operating expenses for the period ended June 30, 2004. Expenses of the Large Cap Fund, which had not yet commenced operations as of the date of this Proxy Statement/Prospectus, are estimated for the upcoming year. Pro forma fees show estimated fees of the Large Cap Fund after giving effect to the proposed Reorganization and after giving effect to the proposed Blue Chip Transaction. Pro forma numbers are estimated in good faith and are hypothetical.


                                                                          PRO FORMA         PRO FORMA COMBINED
                                                                        COMBINED LARGE        LARGE CAP FUND
                                                           LARGE CAP       CAP FUND            (ASSUMING THE
                                                             FUND       (ASSUMING THE     REORGANIZATION AND THE
SHAREHOLDER FEES                                WINSLOW     CLASS A    REORGANIZATION)    BLUE CHIP TRANSACTION)#
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)         FUND      SHARES      CLASS A SHARES        CLASS A SHARES
-----------------------------------------       --------   ---------   ----------------   -----------------------
Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering
  price)......................................  None       5.50%       5.50%              5.50%
Maximum Deferred Sales Charge (Load)(1) (as a
  percentage of the lesser of the original
  offering price or redemption proceeds)......  None       None        None               None
Redemption Fee................................  None+      None        None               None
Exchange Fee..................................  None       *           *                  *
Maximum Account Fee...........................  None       None        None               None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------
Management Fees...............................  1.00%      0.80%(2)    0.80%(2)           0.80%(2)
Distribution and/or Service (12b-1) Fees(3)...  None       0.25%       0.25%              0.25%
Other Expenses................................  1.78%      0.73%       0.63%              0.61%
Total Annual Fund Operating Expenses..........  2.78%(4)   1.78%(2)    1.68%(2)           1.66%(2)


---------------

(#) Assumes completion of the Blue Chip Transaction. There can be no assurances that the Blue Chip Transaction will be completed.

(+) The transfer agent of the Winslow Fund charges a fee of $15.00 for each wire redemption.

(*) Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

(1) Generally, Class A shares of the Large Cap Fund are not subject to a contingent deferred sales charge (CDSC) upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. No CDSC will apply to Class A shares received by Winslow Fund shareholders as a result of the Reorganization.

(2) The management fee for the Large Cap Fund is an annual percentage of the Fund's average daily net assets as follows: 0.800% up to $250 million, 0.750% in excess of $250 million up to $500 million, 0.725% in excess of $500 million up to $750 million, 0.700% in excess of $750 million up to $2 billion, 0.650% in excess of $2 billion up to $3 billion, and 0.600% in excess of $3 billion. NYLIM has voluntarily agreed to waive a portion of its management fee so that the management fee does not exceed 0.750% on assets up to $250 million. In addition, NYLIM has voluntarily agreed to waive other fees and/or reimburse certain of the Large Cap Fund's expenses to the extent that total annual fund operating expenses exceed 1.40% of average daily net assets for Class A shares. This voluntary waiver or reimbursement may be discontinued at any time without notice.

(3) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(4) During the fiscal year ended June 30, 2004, Fiduciary Management, Inc. ("FMI") reimbursed the Fund to the extent necessary to insure that Total Annual Fund Operating Expenses did not exceed 1.30%. FMI may discontinue this reimbursement at any time without notice, but will not do so prior to June 30, 2005.

EXAMPLE

     The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay at the end of each time period shown or if you continued to hold them. The examples also assume that your investment has a 5% return each year, that each Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

FUND AND CLASS                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------                                       ------   -------   -------   --------
Winslow Fund(1)....................................   $281    $  862    $1,469     $3,109
Large Cap Fund -- Class A(1).......................   $721    $1,079    $1,461     $2,529
Pro Forma Large Cap Fund Assuming Reorganization --
  Class A(1).......................................   $711    $1,050    $1,412     $2,428
Pro Forma Large Cap Fund Assuming Reorganization
  and Blue Chip Transaction -- Class A(1)..........   $709    $1,045    $1,403     $2,407

---------------

(1) Does not reflect fee waiver.

     As the above charts illustrate, the management fee for the Winslow Fund is 1.00% of the Fund's average daily net assets. In addition, FMI has agreed to reimburse the Fund so that total annual fund operating expenses do not exceed 1.30% of average daily net assets. This expense reimbursement may be discontinued at any time without notice, but FMI has committed not to do so prior to June 30, 2005.

     The management fee for the Large Cap Fund is an annual percentage of the Fund's average daily net assets as follows: 0.800% up to $250 million, 0.750% in excess of $250 million up to $500 million, 0.725% in excess of $500 million up to $750 million, 0.700% in excess of $750 million up to $2 billion, 0.650% in excess of $2 billion up to $3 billion, and 0.600% in excess of $3 billion. NYLIM has voluntarily agreed to waive a portion of its management fee so that the management fee does not exceed 0.750% on assets up to $250 million. In addition, NYLIM has voluntarily agreed to waive other fees and/or reimburse certain of the Large Cap Fund's expenses to the extent that total annual fund operating expenses exceed 1.40% of average daily net assets for Class A shares. This voluntary waiver or reimbursement may be discontinued at any time without notice.

     NYLIM will pay to Winslow an annual sub-advisory fee for its services as subadviser to the Large Cap Fund, computed daily and paid monthly, calculated on the basis of the aggregate average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Large Cap Fund, during the preceding month at an annual rate equal to:

     - 0.40% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Large Cap Fund, up to $250 million;

     - 0.35% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Large Cap Fund, from $250 million to $500 million;

     - 0.30% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Large Cap Fund, from $500 million to $750 million;

     - 0.25% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Large Cap Fund, from $750 million to $1 billion; and

     - 0.20% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Large Cap Fund, in excess of $1 billion.

     To date, the Large Cap Fund is the only account managed by NYLIM for which Winslow has been proposed to serve as subadviser.

COMPARISON OF PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

     The transfer agent for the Winslow Fund is U.S. Bancorp Fund Services, LLC and the transfer agent for the Large Cap Fund is NYLIM Service Company LLC. Procedures for the purchase, exchange and redemption of the shares of the Winslow Fund are generally similar to the procedures applicable to the purchase, exchange and redemption of the shares of the Large Cap Fund, but there are differences. Reference is made to the Prospectus of the Winslow Fund dated October 9, 2004 and the information provided in this Proxy Statement/Prospectus regarding the Large Cap Fund for a complete description of the purchase, exchange and redemption procedures applicable to purchases, exchanges and redemptions of shares of the Funds.

     Purchases of shares of the Winslow Fund and Class A shares of the Large Cap Fund may be made through an investment professional or by telephone, by mailing a written request or by wire. The initial investment minimum for purchases of the Winslow Fund is $1,000 and the minimum subsequent investment amount is $100 ($50 if investing through an automatic investment plan). The initial investment minimum for purchases of Class A shares is $1,000 ($500 if investing through an automatic investment plan) and the minimum subsequent investment amount is $50.

     Both the Winslow Fund and the Large Cap Fund offer automatic investment plans and systematic withdrawal plans. Neither the Winslow Fund nor the Large Cap Fund impose a redemption or exchange fee on shares, although a $15 charge applies to wire redemptions of Winslow Fund shares. Shares of the Winslow Fund may be exchanged for shares of any other FMI Fund. Class A shares of the Large Cap Fund may be exchanged for Class A shares of any other MainStay Fund or with a money market fund.

          COMPARISON OF THE FUNDS' INVESTMENT OBJECTIVES, TECHNIQUES,
                  PRINCIPAL RISKS AND INVESTMENT RESTRICTIONS

     The following discussion comparing investment objectives, techniques, restrictions, and principal risks of the Winslow Fund and the Large Cap Fund is based upon and qualified in its entirety by the respective investment objectives, techniques, restrictions and principal risks sections of the Prospectus of the Winslow Fund dated October 9, 2004 and of the Large Cap Fund, as provided in this Proxy Statement/Prospectus.

INVESTMENT OBJECTIVES OF EACH FUND

     The investment objectives of the Funds are identical -- to seek long-term capital growth.

PRIMARY INVESTMENTS OF EACH FUND

     The principal investments and strategies of the Winslow Fund and the Large Cap Fund are substantially similar. The investment objective of each Fund is to seek long-term capital growth.

     Both Funds invest in companies that have the potential for above-average future earnings growth. Under normal circumstances, the Large Cap Fund invests at least 80% of its assets in large capitalization companies. These are companies having a market capitalization in excess of $4.0 billion at the time of purchase and generally are improving their financial returns. The Winslow Fund generally invests in mid to large capitalization companies. These are companies having a market capitalization in excess of $3.0 billion at the time of purchase and generally are improving their financial returns. Both Funds' investment strategies may result in high portfolio turnover.

     Further information about each Fund's principal investment strategies and risks is set forth below.

              INVESTMENT STRATEGIES AND RISKS COMMON TO BOTH FUNDS

EQUITY SECURITIES

     Under normal conditions, each Fund invests primarily in equity securities. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange and the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as The Nasdaq Stock Market, Inc. There are many different types of equity securities, including:

     - common and preferred stocks;

     - convertible securities; and

     - American Depositary Receipts (ADRs).

     Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

     The risks involved with investing in common stocks and other equity securities include:

     - Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

     - Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

     - Security selection: A manager may not be able to consistently select the equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of the Fund's holdings. Investments in smaller companies may be more volatile than investments in larger companies.

TEMPORARY DEFENSIVE INVESTMENTS

     In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash or money market and other investments.

PORTFOLIO TURNOVER

     Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, both Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for a Fund may be found in its financial highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

             INVESTMENT STRATEGIES AND RISKS OF THE LARGE CAP FUND

INVESTMENT POLICY

     The Large Cap Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in large capitalization companies.

     The Fund's 80% requirement must be complied with at the time the Fund invests its assets. Accordingly, where the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement.

RISK MANAGEMENT TECHNIQUES

     The Large Cap Fund may use various techniques to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency exchange forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

     These practices may be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. When the Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If a subadviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

LENDING OF PORTFOLIO SECURITIES

     Portfolio securities of the Large Cap Fund may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. The risks of lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a subadviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

NOT INSURED -- YOU COULD LOSE MONEY

     Before considering an investment in a Fund, you should understand that you could lose money. An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

NAV WILL FLUCTUATE

     The value of a Fund's shares, also known as the net asset value (NAV), fluctuates based on the value of the Fund's holdings. Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

               COMPARISON OF INVESTMENT RESTRICTIONS OF THE FUNDS

     The Funds have adopted certain investment restrictions as fundamental policies, which are those restrictions that may be changed only with the approval of a majority of the Fund's outstanding voting securities. Each Fund has also adopted certain investment restrictions as non-fundamental policies, which are those restrictions that may be changed without shareholder approval. The investment restrictions of the Winslow Fund are similar to those of the Large Cap Fund, except for those noted below.

     Diversification: The Winslow Fund may not purchase securities of any issuer (other than the United States or an agency or instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund's assets, taken at current value, would be invested in securities of such issuer. The Large Cap Fund is only so limited with respect to 75% of its assets, meaning that up to 25% of assets may be invested in as few as one issuer.

     Illiquid Securities: The Winslow Fund is limited to holding 10% of its net assets in illiquid securities. As a non-fundamental policy, the Large Cap Fund may hold up to 15% of its net assets in illiquid securities.

     Purchase of Securities on Margin, Selling Securities Short: As a fundamental policy, the Winslow Fund may not purchase securities on margin (except that it may invest for hedging purposes up to 5% of its net assets in put or call options and up to 5% of its net assets in options on futures contracts and up to 5% of its net assets in futures contracts) or sell securities short. The Large Cap Fund has non-fundamental policies prohibiting it from purchasing securities on margin and selling securities short, but specifically excludes transactions in options, futures and forward contracts from these restrictions. As a result, the Large Cap Fund may invest to a greater extent in these types of investments.

     In addition, the Winslow Fund is subject to the certain fundamental investment restrictions, to which the Large Cap Fund is not similarly subject. These restrictions provide that the Winslow may not:

     - Participate in joint-trading accounts,

     - Invest for the purpose of exercising control or management of any company,

     - Purchase oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program,

     - Acquire or retain any security issued by a company if any of the directors or officers of the Company, or directors, officers or other affiliated persons of any Fund's investment adviser, beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities,

     - Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of any Fund's investment adviser.

     While these investment, taken individually or together, do not generally limit the day-to-day investment activities of the Winslow Fund, shareholders of the Winslow Fund should understand that, since the Large Cap Fund's investments are not limited to the same extent, the Large Cap Fund may be subject to the additional risks that are generally associated with these types of investment activities.

 MANAGEMENT AGREEMENT, SUB-ADVISORY AGREEMENT AND PLAN OF DISTRIBUTION FOR THE
                                 LARGE CAP FUND

     Below is a discussion of the material terms of the Management Agreement and Sub-Advisory Agreement relating to the Large Cap Fund, and a discussion of any material differences between those agreements and the respective agreements relating to the Winslow Fund. In addition, Winslow Fund shareholders should be aware that the Class A shares of the Large Cap Fund, proposed to be distributed in exchange for the Winslow Fund shares, are subject to a Rule 12b-1 Fee (defined below) of 0.25%.

          TERMS OF THE MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

     The terms of the management agreement with respect to the Large Cap Fund by and between the Trust, and its investment manager, NYLIM ("Management Agreement"), and sub-advisory agreement with respect to the Large Cap Fund by and between NYLIM and Winslow ("Sub-Advisory Agreement") are similar to the corresponding terms of the investment advisory agreement currently in place for the Winslow Fund by and between the Company and its investment adviser, Fiduciary Management, Inc. ("FMI") ("Winslow Advisory Agreement"), and the sub-advisory agreement currently in place for the Winslow Fund, by and between FMI and Winslow ("Winslow Sub-Advisory Agreement").

MANAGEMENT AGREEMENT

     The scope of NYLIM's duties under the Management Agreement with respect to the Large Cap Fund is very similar to the duties of FMI under the Winslow Advisory Agreement with respect to the Winslow Fund.

     - NYLIM is responsible for the day-to-day management and overall administration of the Large Cap Fund. In addition, NYLIM will determine, subject the general supervision of the Trustees and in accordance with the Large Cap Fund's investment objectives and restrictions, which securities are to be purchased and sold by the Fund and which brokers are eligible to execute these portfolio transactions. Allocation of transactions to broker-dealers is determined by NYLIM in its best judgment and in a manner consistent with its fiduciary obligations to the Large Cap Fund.

     - Both the Management Agreement and the Winslow Advisory Agreement permit the respective manager to delegate a portion of its responsibilities to a sub-adviser.

     - Both the Management Agreement and the Winslow Advisory Agreement provide that the respective manager is not liable for any loss suffered by the respective Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its respective duties.

     The allocation of expenses between the manager and the respective fund are very similar under both the Management Agreement and the Winslow Advisory Agreement. Under both agreements, the managers are responsible for all expenses incurred in connection with managing the investment operations of each respective Fund and administering the ordinary course of the respective funds' business, including the fees payable to the sub-advisers and salaries and expenses of all personnel of the Fund who are interested persons of the Fund. Other fees, such as fees payable to custodians and dividend disbursing agents, legal fees, taxes and business fees payable to governmental agencies and fees involved in registering and maintaining registrations with the SEC, are assumed by the Funds under both agreements.

     In conformity with the requirement of 1940 Act, the Management Agreement has an initial term of one year and may be renewed annually thereafter by the approval of a majority of the respective Trustees, including a majority of the Independent Trustees. Like the Winslow Advisory Agreement, the Management Agreement is terminable at any time without penalty on 60 days' notice by the Trustees, by vote of a majority of the outstanding shares of the Fund or by NYLIM. Furthermore, the Management Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

     For a comparison of the annual fee payable to NYLIM under the Management Agreement and to FMI under the Winslow Advisory Agreement, see "Comparison of Fees and Expenses."

SUB-ADVISORY AGREEMENT

     The scope of Winslow's duties under the Sub-Advisory Agreement is substantially similar to its duties under the Winslow Sub-Advisory Agreement. Under the Sub-Advisory Agreement, Winslow will, subject to the supervision of NYLIM and the Board of Trustees, (1) direct the investments of the Fund's assets, (2) conduct continual investment research and supervision for the Fund, and (3) purchase and sell the Fund's investments. Under the Sub-Advisory Agreement, Winslow is provided with the additional responsibility of voting all proxies solicited by or with respect to the issuers of securities held by the Fund, in accordance with NYLIM's proxy voting policy. Under the Winslow Sub-Advisory Agreement, the responsibility for voting proxies is retained by the Company and FMI.

     Both the Sub-Advisory Agreement and the Winslow Sub-Advisory Agreement provide that Winslow is not liable for any loss suffered by the respective Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of Winslow's duties. However, under the Sub-Advisory Agreement, Winslow and any affiliated persons of Winslow are to be indemnified and held harmless against any losses, claims, damages or liabilities arising out of NYLIM's responsibilities to the Trust. Likewise, NYLIM and any affiliated persons of NYLIM are to be indemnified and held harmless against any losses, claims, damages or liabilities arising out of Winslow's responsibilities as sub-adviser.

     The Sub-Advisory Agreement, as with the Winslow Sub-Advisory Agreement, has an initial term of two years and can be extended annually thereafter by the approval in person of a majority of the Board of Trustees, including a majority of the Independent Trustees. Under the Winslow Sub-Advisory Agreement, any party could terminate the agreement without penalty on 30 days' prior written notice. The Sub-Advisory Agreement is terminable at any time without penalty on 60 days' prior written notice by the Trustees, by vote of a majority of the outstanding shares of the Fund, by NYLIM or by Winslow. Both agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

     For a comparison of the annual fee payable to Winslow under the Sub-Advisory Agreement and the Winslow Sub-Advisory Agreement, see "Comparison of Fees and Expenses."

     Additional information about NYLIM and Winslow is provided in the section entitled "Additional Information About the Large Cap Fund."

                               DISTRIBUTION PLAN

     Under the proposed Reorganization, shareholders of the Winslow Fund will receive Class A shares of the Large Cap Fund. Generally, a mutual fund such as the Large Cap Fund is not permitted to use its own assets to pay for distribution of its shares unless such payments are made pursuant to a written plan satisfying the conditions of Rule 12b-1 under the 1940 Act. Pursuant to the requirements of Rule 12b-1, the Board of Trustees of the Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 ("Distribution Plan") for the Class A shares of the Large Cap Fund. Under the Distribution Plan, the Fund will pay a fee equal, on an annual basis, to 0.25% of the value of the average daily net assets of the Class A shares (the "12b-1 Fee"). Winslow Fund shares are not subject to any 12b-1 Fee.

     The 12b-1 Fee is to be paid to the Fund's Distributor, NYLIFE Distributors Inc. ("Distributor"), for services related to the distribution of the Fund's Class A shares. More specifically, the Distribution Plan provides that the Fund is authorized to pay the Distributor a 12b-1 Fee for distribution of Class A shares and for services provided to shareholders of the Class A shares of the Fund. The 12b-1 Fee may be used by the Distributor in connection with any activities or expenses primarily intended to result in the sale of Class A shares of the Fund, including, but not limited to, compensation to registered representatives or other employees of the Distributor and to other broker-dealers that have entered into soliciting dealer agreements with the Distributor. With respect to service activities provided to existing Class A shareholders, the 12b-1 Fee may be used for activities in connection with, among other things, the provision of personal, continuing services to Class A investors in the Fund.

     Under the Distribution Plan, Class A shares of the Large Cap Fund are obligated to pay the 12b-1 Fee in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Fund's Class A shares. These payments will be calculated daily and paid monthly. The Distribution Plan cannot be amended to increase the amount to be paid under the Plan by the Class A shares without the approval of the outstanding shares of that Class. The Board of Trustees of the Trust will evaluate the appropriateness of the Distribution Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by the Distributor and amounts the Distributor receives under the Distribution Plan.

     The Distribution Plan continues in effect for a period of more than one year only so long as that continuance is specifically approved at least annually by a vote of the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it, cast in person at a meeting called for such purpose.

     The Distribution Plan may be terminated at any time with respect to the Large Cap Fund's Class A shares by vote of a majority of the outstanding shares of that Class or by vote of a majority of the Independent Trustees on not more than 30 days' written notice. Any agreement related to the Distribution Plan may be terminated at any time with respect to the Class A shares of the Large Cap Fund, without payment of any penalty, by vote of a majority of the outstanding Class A shares or by vote of a majority of the Independent Board Members, on not more than 60 days' written notice.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A.

     The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of the Winslow Fund in exchange for Class A shares of the Large Cap Fund and the assumption by the Large Cap Fund of all of the Winslow Fund liabilities; and (ii) the distribution of Class A shares of the Large Cap Fund to shareholders of the Winslow Fund, as provided for in the Reorganization Agreement. The Winslow Fund will then be liquidated.

     After the Reorganization, each shareholder of the Winslow Fund will own Class A shares of the Large Cap Fund having an aggregate value equal to the aggregate value of the shares in the Winslow Fund held by that shareholder as of the Closing Date. The Winslow Fund offers one share class; the Large Cap Fund offers Class A, Class B, Class C, Class I, Class R1 and Class R2 shares. The Large Cap Fund's Class B, Class C, Class I, Class R1 and Class R2 shares are not affected by the Reorganization and are not discussed in this Proxy Statement/Prospectus.

     Until the Closing Date, shareholders of the Winslow Fund will continue to be able to redeem or exchange their shares. Redemption requests received after the Closing Date will be treated as requests received by the Large Cap Fund for the redemption or exchange of its shares.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of the Winslow Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Exhibit A to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

     For the reasons discussed below, the Directors, including a majority of the Independent Directors, determined that the interests of the shareholders of the Winslow Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Fund.

BOARD CONSIDERATIONS

     The Board of Directors of the Company, in recommending the proposed transaction, considered a number of factors, including the following:

     - shareholders of the Winslow Fund will enjoy continuity of portfolio management, as the portfolio management team for the Winslow Fund will act as the sub-adviser for the Large Cap Fund;

     - although Winslow will manage the assets of the Large Cap Fund, NYLIM will be responsible for overall management of the Fund's operations, allowing the Fund to benefit from NYLIM's experience and resources;

     - the investment objectives and strategies of the Large Cap Fund are substantially similar to those of the Winslow Fund;

     - NYLIM has agreed to voluntarily limit the management fee of the Large Cap Fund to 0.75% and to reimburse the Large Cap Fund to the extent that total annual fund operating expenses exceed 1.40% of average daily net assets for Class A shares;

     - the potential for increased economies of scale and other long-term benefits that may result from improved marketing and distribution efforts;

     - ratios and information regarding fees and expenses of the Winslow Fund and the Large Cap Fund, including that the Winslow Fund's shareholders will benefit from a lower management fee for the same level and quality of services, although the total fund operating expenses, after applicable voluntary fee and expense waivers and reimbursements, for the Large Cap Fund (1.40%) will be higher than for the Winslow Fund (1.30%);

     - the Reorganization would not dilute the interests of the Winslow Fund's current shareholders;

     - no fees or expenses will be borne directly or indirectly by the Funds in connection with the merger;

     - tax consequences of the Reorganization to the Winslow Fund and its shareholders, including the tax-free nature of the transaction; and

     - Class A shares of the Large Cap Fund received by the Winslow Fund shareholders in connection with the Reorganization and subsequent investments in the Large Cap Fund by such shareholders will not be subject to an initial sales charge.

              THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                          APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Winslow Fund nor its shareholders, nor the Large Cap Fund, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

     Immediately prior to the Reorganization, the Winslow Fund may pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Winslow Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Winslow Fund's shareholders.

     The Winslow Fund shareholders' holding period in the Large Cap Fund shares received in the Reorganization will include such shareholders' holding period of the Winslow Fund shares surrendered in the Reorganization, provided that such shares were held as capital assets. The Winslow Fund shareholders' aggregate basis in the Large Cap Fund shares received in the Reorganization will be the same as shareholders' aggregate basis in the Winslow Fund.

EXPENSES OF THE REORGANIZATION

     The costs of the Reorganization are to borne by NYLIM.

MATERIAL DIFFERENCES IN RIGHTS OF WINSLOW FUND SHAREHOLDERS AND LARGE CAP FUND SHAREHOLDERS

     The Winslow Fund is organized as a series of a Wisconsin corporation and is governed by Articles of Incorporation. The Large Cap Fund is organized as a series of a Massachusetts business trust and is governed by a Declaration of Trust and Bylaws. A summary comparison of the two entities and the rights provided to shareholders of each Fund is provided in Exhibit B.

                               SHAREHOLDER GUIDE

     The following pages are intended to help you understand the costs associated with buying, holding and selling your Large Cap Fund investment. The Large Cap Fund offers Class A, B, C, I, R1 and R2 shares. The discussion that follows is limited to Class A shares, the shares proposed to be distributed to Winslow Fund shareholders if the Reorganization is approved.

CLASS A SHARE CONSIDERATIONS

     - When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Reducing the Initial Sales Charge on Class A Shares"). CLASS A SHARES OF THE LARGE CAP FUND RECEIVED BY THE WINSLOW FUND SHAREHOLDERS IN CONNECTION WITH THE REORGANIZATION AND SUBSEQUENT INVESTMENTS IN THE LARGE CAP FUND BY SUCH SHAREHOLDERS WILL NOT BE SUBJECT TO AN INITIAL SALES CHARGE.

     - Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

      - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

      - qualify for a reduced or waived sales charge.

INFORMATION ON SALES CHARGES

  CLASS A SHARES

     The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as indicated in the following table. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

                                             SALES CHARGES AS A PERCENTAGE OF      TYPICAL DEALER
                                             ---------------------------------   CONCESSION AS A %
                                             OFFERING PRICE    NET INVESTMENT    OF OFFERING PRICE
                                             ---------------   ---------------   ------------------
PURCHASE AMOUNT
Less than $50,000..........................       5.50%             5.82%               4.75%
$50,000 to $99,999.........................       4.50%             4.71%               4.00%
$100,000 to $249,999.......................       3.50%             3.63%               3.00%
$250,000 to $499,999.......................       2.50%             2.56%               2.00%
$500,000 to $999,999.......................       2.00%             2.04%               1.75%
$1,000,000 or more *.......................       None              None                None

---------------

* No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

REDUCING THE INITIAL SALES CHARGE ON CLASS A SHARES

     You may be eligible to buy Class A shares of the Fund at one of the reduced sales charge rates shown in the table above under the Fund's "Right of Accumulation" or a "Letter of Intent." The Fund reserves the right to modify or eliminate these programs at any time. You may also be eligible for a waiver of the initial sales charge. See "Sales Charge Waivers on Class A Shares," below, for more information.

     - RIGHT OF ACCUMULATION

          A "right of accumulation" allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Class A, Class B or Class C shares of most MainStay Funds. You may not include investments in the MainStay Cash Reserves Fund or MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan.

          For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $10,000 in the Fund, using your right of accumulation you can invest that $10,000 in Class A shares and pay the reduced sales charge rate of 3.50% normally applicable to a $105,000 investment.

          For more information, see "Purchase, Redemption, Exchanges and Repurchase -- Reduced Sales Charges for Class A Shares" in the Statement of Additional Information.

     - LETTER OF INTENT

          Where the right of accumulation allows you to use prior investments to reach a reduced initial sales charge, a "letter of intent" allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Class A, Class B or Class C shares of one or more MainStay Funds (excluding the MainStay Cash Reserves Fund or MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Class A shares of the Funds purchased during that period. You can include purchases made up to 90 days before the date of the Letter of Intent. You can also apply the right of accumulation to these purchases.

          Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of share you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase -- Letter of Intent (LOI)" in the Funds' Statement of Additional Information.

     - YOUR RESPONSIBILITY

          To receive the reduced sales charge, you must inform the Funds' Distributor of your eligibility and holdings at the time of your purchase, if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for Right of Accumulation or a Letter of Intent at the time of your purchase.

          To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current offering price per share to determine what Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE

     HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.

     More information on Class A share sales charge discounts is available in the Statement of Additional Information (see "Purchase, Redemption, Exchanges and Repurchase"), which is available free from the Funds upon request, or on the internet at www.mainstayfunds.com (under the "Shareholder Services" tab).

SALES CHARGE WAIVERS ON CLASS A SHARES

  GROUP RETIREMENT PLAN PURCHASES

     You will not pay an initial sales charge if you purchase shares through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:

     - 50 or more participants; or

     - an aggregate investment in shares of any class of the Funds of $1,000,000 or more.

     If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

  PURCHASES THROUGH FINANCIAL SERVICES FIRMS

     You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

  529 PLANS

     When shares of the Funds are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Class A shares without an initial sales load.

  OTHER WAIVERS

     There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life and their affiliates or shareholders who owned shares of the Service Class of any Fund as of December 31, 2003. These categories are described in the Statement of Additional Information.

  CONTINGENT DEFERRED SALES CHARGE

     If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources. For more information about these considerations, call your financial advisor or the Funds' transfer agent, MainStay Shareholder Services ("MSS"), a division of NYLIM Service Company LLC and an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase -- Contingent Deferred Sales Charge, Class A" in the Statement of Additional Information.

INFORMATION ON FEES

  RULE 12B-1 PLANS

     The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Class A 12b-1 plan provides for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class A shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

  COMPENSATION TO DEALERS

     Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Fund and shareholders. Such compensation varies depending upon the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

     - The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

     - The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Class A shares, sold at net asset value, to dealers at the time of sale.

     - The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

     - In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

     - The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

     Payments made from the Distributor's or an affiliate's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemptions. For more information regarding any of the types of compensation described above, see the Statement of Additional Information or consult with your financial intermediary firm or financial advisor.

BUYING, SELLING AND EXCHANGING MAINSTAY SHARES

  HOW TO OPEN YOUR MAINSTAY ACCOUNT

  Class A Shares

     Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If your initial investment is at least $5,000, have your financial advisor place your order by phone. If you place your order by phone, MSS must receive your completed application and check in good order within three business days. GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.

  All Classes

     You buy shares at net asset value (NAV) plus any applicable sales charge. NAV is generally calculated as of the close of regular trading (usually 4 pm eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MSS receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after acceptance by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.

     When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

     - Name;

     - Date of birth (for individuals);

     - Residential or business street address (although post office boxes are still permitted for mailing); and

     - Social security number, taxpayer identification number, or other identifying number.

     You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

     FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

     After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS

     The following minimums apply if you are investing in the Fund. A minimum initial investment amount may be waived for purchases by the Board, Directors and employees of New York Life and its affiliates and subsidiaries. The Fund may also accept additional investments of smaller amounts at their discretion.

  CLASS A SHARES

     The following minimums apply if you are investing in Class A shares of the Large Cap Fund:

     - $1,000 for initial and $50 for subsequent purchases of the Fund, or

     - if through a monthly systematic investment plan, $500 for initial and $50 for subsequent purchases.

BUYING AND SELLING MAINSTAY SHARES

 OPENING YOUR ACCOUNT -- INDIVIDUAL SHAREHOLDERS

                            HOW                                    DETAILS
                            ---                                    -------
BY WIRE:   You or your registered representative    The wire must include:
           should call MSS toll-free at
           1-800-MAINSTAY (1-800-624-6782) to       - name(s) of investor(s);
           obtain an account number and wiring
           instructions. Wire the purchase amount   - your account number; and
           to:
                                                    - Fund Name and Class of shares.
           State Street Bank and Trust Company
                                                    Your bank may charge a fee for the
           - ABA #011-0000-28                       wire transfer.
           - MainStay Funds (DDA #99029415)
           - Attn: Custody and Shareholder
           Services
           To buy shares the same day, MSS must
           receive your wired money by 4 pm
           eastern time.

BY PHONE:  Have your investment professional call   MSS must receive your application and
           MSS toll-free at 1-800-MAINSTAY          check, payable to MainStay Funds, in
           (1-800-624-6782) between 8 am and 6 pm   good order within three business days.
           eastern time any day the New York        If not, MSS can cancel your order and
           Stock Exchange is open. Call before 4    hold you liable for costs incurred in
           pm eastern time to buy shares at the     placing it.
           current day's NAV.
                                                    - $5,000 minimum.
                                                    Be sure to write on your check:
                                                    - Fund name and class of shares;
                                                    - your account number; and
                                                    - name(s) of investor(s).

BY MAIL:   Return your completed MainStay Funds     Make your check payable to: MainStay
           Application with a check for the         Funds
           amount of your investment to:
           MainStay Funds                           - $1,000 minimum
           P.O. Box 8401
           Boston, MA 02266-8401                    Be sure to write on your check:
                                                    - name(s) of investor(s)
                                                    - Fund name and class of shares

BUYING ADDITIONAL SHARES OF THE FUND -- INDIVIDUAL SHAREHOLDERS

                                HOW                                DETAILS
                                ---                                -------
BY WIRE:         Wire the purchase amount to:         The wire must include:
                 State Street Bank and Trust
                 Company                              - name(s) of investor(s);
                 - ABA #011-0000-28                   - your account number; and
                 - MainStay Funds (DDA #99029415)     - Fund Name and Class of shares.
                 - Attn: Custody and Shareholder      Your bank may charge a fee for the
                   Services.                          wire transfer.
                 To buy shares the same day, MSS
                 must receive your wired money by 4
                 pm eastern time.

ELECTRONICALLY:  Call MSS toll-free at                Eligible investors can purchase
                 1-800-MAINSTAY (1-800-624-6782)      shares by using electronic debits
                 between 8 am and 6 pm eastern time   from a designated bank account.
                 any day the New York Stock
                 Exchange is open to make an ACH
                 purchase; call before 4 pm to buy
                 shares at the current day's NAV;
                 or
                 Visit us at www.mainstayfunds.com.

BY MAIL:         Address your order to:               Make your check payable to
                 MainStay Funds                       MainStay Funds.
                 P.O. Box 8401
                 Boston, MA 02266-8401                - $50 minimum
                 Send overnight orders to:            Be sure to write on your check:
                 MainStay Funds                       - name(s) of investor(s);
                 c/o Boston Financial
                 Data Services                        - your account number; and
                 66 Brooks Drive
                 Braintree, MA 02184                  - Fund Name and Class of shares.

SELLING SHARES -- INDIVIDUAL SHAREHOLDERS

                            HOW                                    DETAILS
                            ---                                    -------
BY CONTACTING YOUR INVESTMENT DEALER:               - You may sell (redeem) your shares
                                                      through your Investment Dealer or by
                                                      any of the methods described below.

BY PHONE:  TO RECEIVE PROCEEDS BY CHECK:            - MSS will only send checks to the
           Call MSS toll-free at 1-800-MAINSTAY     account owner at the owner's address
           (1-800-624-6782) between 8 am and 6 pm     of record and generally will not
           eastern time any day the New York          send checks to addresses on record
           Stock Exchange is open. Call before 4      for 30 days or less.
           pm eastern time to sell shares at the
           current day's NAV.                       - The maximum order MSS can process by
                                                      phone is $100,000.
           TO RECEIVE PROCEEDS BY WIRE:             - Generally, after receiving your sell
           Call MSS toll-free at 1-800-MAINSTAY     order by phone, MSS will send the
           (1-800-624-6782) between 8 am and 6 pm     proceeds by bank wire to your
           eastern time any day the New York          designated bank account the next
           Stock Exchange is open.                    business day, although it may take
           Eligible investors may sell shares and     up to seven days to do so. Your bank
           have proceeds electronically credited      may charge you a fee to receive the
           to a designated bank account.              wire transfer.
                                                    - MSS must have your bank account
                                                      information on file.
                                                    - The minimum wire transfer amount is
                                                      $1,000.
           TO RECEIVE PROCEEDS ELECTRONICALLY BY    - MSS must have your bank information
           ACH:                                     on file.
           Call MSS toll-free at 1-800-MAINSTAY
           (1-800-624-6782) between 8 am and 6 pm   - Proceeds may take 2-3 days to reach
           eastern time any day banks and the       your bank account.
           New York Stock Exchange are open.
                                                    - There is no fee from MSS for this
                                                      transaction.

BY MAIL:   Address your order to:                   Write a letter of instruction that
                                                    includes:
           MainStay Funds
           P.O. Box 8401                            - your name(s) and signature(s);
           Boston, MA 02266-8401
                                                    - your account number;
           Send overnight orders to:
                                                    - Fund name and Class of shares; and
           MainStay Funds
           c/o Boston Financial                     - dollar or share amount you want to
           Data Services                            sell.
           66 Brooks Drive
           Braintree, MA 02184                      Obtain a medallion signature guarantee
                                                    or other documentation, as required.
                                                    There is a $15 fee for checks mailed
                                                    to you via overnight service.

TELEPHONE REDEMPTION PRIVILEGES

     Convenient, Yes . . . But Not Risk-Free. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Fund will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Fund or MSS fail to use established safeguards for your protection. These safeguards are among those currently in place at MainStay
Funds:

     - all phone calls with service representatives are tape recorded, and

     - written confirmation of every transaction is sent to your address of record.

     MSS and the Funds reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

REDEMPTIONS-IN-KIND

     The Fund reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio.

THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES

     When you sell shares, you have the right -- for 90 days -- to reinvest any or all of the money in the same class of any MainStay Fund without paying another sales charge (as long as those shares haven't been reinvested already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting.

     Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

SHAREHOLDER SERVICES

  AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your Investment Dealer for instructions, or by calling MSS toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

  SYSTEMATIC INVESTING -- INDIVIDUAL SHAREHOLDERS ONLY

     MainStay offers three automatic investment plans:

  1.  AUTOINVEST

     If you obtain authorization from your bank, you can automatically debit your designated bank account to:

     - make regularly scheduled investments; and/or

     - purchase shares whenever you choose.

  2.  DIVIDEND REINVESTMENT

     Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

  3.  PAYROLL DEDUCTIONS

     If your employer offers this option, you can make automatic investments through payroll deduction.

  SYSTEMATIC WITHDRAWAL PLAN -- INDIVIDUAL SHAREHOLDERS ONLY

     Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

     The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making systematic investments.

  EXCHANGING SHARES AMONG MAINSTAY FUNDS -- INDIVIDUAL SHAREHOLDERS ONLY

     You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. You may not exchange shares between classes. If you sell Class B or Class C shares and then buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Class A shares. In addition, the holding period for purposes of determining conversion of Class B shares into Class A shares stops until you exchange back into Class B shares of another MainStay Fund.

     You also may exchange shares of the Fund for shares of the same class, if offered, of any of the following funds, which are offered in different prospectuses:

- MainStay All Cap Growth Fund
- MainStay All Cap Value Fund
- MainStay Asset Manager Fund
- MainStay Balanced Fund
- MainStay Capital Appreciation Fund
- MainStay Cash Reserves Fund
- MainStay Common Stock Fund
- MainStay Convertible Fund
- MainStay Diversified Income Fund
- MainStay Floating Rate Fund
- MainStay Global High Income Fund
- MainStay Government Fund
- MainStay High Yield Corporate Bond Fund
- MainStay Indexed Bond Fund
- MainStay Intermediate Term Bond Fund
- MainStay International Equity Fund
- MainStay MAP Fund
- MainStay Mid Cap Growth
- MainStay Mid Cap Opportunity Fund
- MainStay Mid Cap Value Fund
- MainStay Money Market Fund
- MainStay S&P 500 Index Fund
- MainStay Small Cap Growth Fund
- MainStay Small Cap Opportunity Fund
- MainStay Small Cap Value Fund
- MainStay Short Term Bond Fund
- MainStay Tax-Free Bond Fund
- MainStay Total Return Fund
- MainStay Value Fund

     Before making an exchange request, read the prospectus of the fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).

     You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases.

     The exchange privilege is not intended as a vehicle for short term trading, nor is the Fund designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, in order to maintain a stable asset base in the Fund MSS reserves the right to refuse any purchase or exchange requests that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to, or actually engages in, excessive trading. See the section headed "Excessive Purchases and Redemptions or Exchanges" below.

     In order to reduce Fund administrative expenses borne by the Fund in connection with exchanges of shares, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee payable to the Fund's transfer agent will be assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges processed via the Fund's audio response system, on exchanges processed on the MainStay website, and on certain accounts, such as retirement plans and broker omnibus accounts where no participant is listed or for which tracking data is not available.

     The Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

     MSS tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

     Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

  INVESTING FOR RETIREMENT

     You can purchase shares of they Fund for retirement plans providing tax-deferred investments for individuals and institutions. You can use the Fund in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

     Custodial services are for IRA, Roth IRA, SEP, SARSEP, and Coverdell Education Savings Accounts (CESA) as well as SEP, SARSEP, and Simple IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

GENERAL POLICIES

  BUYING SHARES

     - All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cash, cashier's checks or starter checks.

     - MSS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time. If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses of fees the Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

     - The Fund may, in its discretion, reject any order for the purchase of shares.

     - To limit the Fund's expenses, we no longer issue share certificates.

  SELLING SHARES

     - If you have share certificates, you must return them with a written redemption request.

     - Your shares will be sold at the next NAV calculated after MSS receives your request in good order. MSS will make the payment within seven days after receiving your request in good order.

     - If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

     - When you sell certain Class A shares, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

     - There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

     - Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MSS takes reasonable measures to verify the order.

     - Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses, however, may be denied.

     - MSS requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.

     - MSS may require a written order to sell shares and a Medallion signature guarantee if:

      - MSS does not have on file required bank information to wire funds;

      - the proceeds from the sale will exceed $100,000;

      - the proceeds of the sale are to be sent to an address other than the address of record; or

      - the proceeds are to be payable to someone other than the account holder(s).

     - In the interests of all shareholders, the Fund reserves the right to:

      - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

      - change or discontinue the systematic withdrawal plan upon notice to shareholders;

      - close accounts with balances less than $500 invested in Class A (by redeeming all shares held and sending proceeds to the address of record); and/or

      - change the minimum investment amounts.

ADDITIONAL INFORMATION

     You may receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call your Investment Dealer or MSS immediately. If you or your Investment Dealer fails to notify MSS within one year of the transaction, you may be required to bear the costs of correction.

     The policies and fees described in this Prospectus govern transactions with the MainStay Funds. When you invest through a third party -- bank, broker, 401(k), financial adviser, or supermarket -- there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in the Fund directly. Consult a representative of your plan or Investment Dealer if in doubt.

     From time to time the MainStay Funds may close and reopen any of the Funds to new investors or new share purchases at its discretion. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

MEDALLION SIGNATURE GUARANTEES

     A Medallion signature guarantee helps protect against fraud. To protect your account, the Fund and MSS from fraud, Medallion signature guarantees are required to enable MSS to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program
(SEMP), or the New York Stock Exchange Medallion Signature Program (MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.

     Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their Investment Dealer or the Fund toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.

  DETERMINING THE FUND'S SHARE PRICES (NAV) AND THE VALUATION OF SECURITIES

     The Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of the Fund's investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of the Fund's securities after the close of regular trading will not be reflected in the calculation of NAV unless the Manager or Subadviser deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made. The Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

     The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

     The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures may include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

  EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

     The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager or a Fund's Subadvisor might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity.

     The Funds are not intended to be used as a vehicle for short-term trading, and the Funds' Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' polices and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans, trades within a money market fund and routine allocation and rebalancing activities made by an asset allocation fund that is affiliated with the Funds are not subject to the surveillance procedures. Any additional exceptions are subject to the advance approval by the Trust's chief compliance officer, among others, and are subject to Board oversight.

     The Funds, through MSS and the Distributor, maintain surveillance procedures to detect excessive or frequent trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.

     In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Funds' Prospectus.

     While the Funds discourage excessive short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Funds to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Funds may review and determine whether it is in the best interest of the Funds to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Funds have no arrangements to permit or accommodate frequent or excessive short-term trading.

  PORTFOLIO HOLDINGS INFORMATION

     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Funds' Statement of Additional Information. MainStay Funds publish quarterly a list of the Fund's ten largest holdings (approximately 15 days after the end of each fiscal quarter) and publish monthly a complete schedule of the Fund's portfolio holdings (approximately 30 days after the end of each month) on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). The Fund's complete portfolio holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

FUND EARNINGS

  DIVIDENDS AND INTEREST

     The Fund earns either dividends from stocks, interest from bonds and other securities, or both. The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

  WHEN THE FUND PAYS DIVIDENDS

     The Fund declares and distributes any dividends quarterly. Dividends are normally paid on the first business day of each month after a dividend is declared.

     MSS reserves the right to automatically reinvest dividend distributions of less than $10.

     If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through automatic reinvestment of dividends or capital gains.

     Seek Professional Assistance. Your investment professional can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.

  CAPITAL GAINS

     The Fund earns capital gains when it sells securities at a profit.

  WHEN THE FUNDS PAY CAPITAL GAINS

     The Fund will normally distribute any capital gains to shareholders in December.

  HOW TO TAKE YOUR EARNINGS

     You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your Investment Dealer or the Fund directly. The seven choices are:

     1. Reinvest dividends and capital gains in:

      - the same Fund or

      - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

     2. Take the dividends in cash and reinvest the capital gains in the same Fund.

     3. Take the capital gains in cash and reinvest the dividends in the same Fund.

     4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

     5. Take dividends and capital gains in cash.

     6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

     7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

     If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

UNDERSTAND THE TAX CONSEQUENCES

  MOST OF YOUR EARNINGS ARE TAXABLE

     Virtually all of the dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of the Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.

     For individual shareholders, a portion of the dividends received from the Fund may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Fund receives qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also satisfy a more than 90 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. Since many of the stocks in which the Fund invests do not pay significant dividends, it is not likely that a substantial portion of the distributions by the Fund will qualify for the 15% maximum rate. For corporate shareholders, a portion of the dividends received from the Fund may qualify for the corporate dividends received deduction.

     Buy After The Dividend Payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

     Do Not Overlook Sales Charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

     MSS will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

     The Fund may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

  EXCHANGES

     An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes.

                ADDITIONAL INFORMATION ABOUT THE LARGE CAP FUND

INVESTMENT ADVISER

     NYLIM, 169 Lackawanna Avenue, Parsippany, NJ 07054, serves as the Manager and administrator to the Large Cap Fund. In conformity with the stated policies of the Fund, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Trustees of the Trust. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.

     Winslow Capital Management, Inc. is the subadviser to the Fund. Under the supervision of the Manager, the Subadviser is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Fund. For these services, the Subadviser is paid a monthly fee by the Manager, not the Fund. The Funds' Trustees oversee the management and operations of the Funds.

     Winslow Capital Management, Inc. ("Winslow"), 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota, has been an investment adviser since 1992, and as of September 30, 2004 managed approximately $700 million in assets. Winslow Capital Management, Inc. is controlled by Clark J. Winslow. The investment team of Winslow Capital Management, Inc., is jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The members of the investment team serving as portfolio manager for the Winslow Fund and the Large Cap Fund are Clark J. Winslow, Justin Kelly and Bart Wear.

PORTFOLIO MANAGERS


     The following section provides biographical information about the Large Cap Fund's portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Large Cap Fund is available in the Fund's Statement of Additional Information.


     Clark J. Winslow -- Mr. Winslow has served as the Chief Executive Officer and a portfolio manager of Winslow since 1992. Mr. Winslow has 38 years of investment experience and has managed portfolios since 1975. He began his career as an institutional research analyst in 1966. Mr. Winslow has a B.A. from Yale University and an M.B.A. from the Harvard Business School.

     Justin Kelly, CFA -- Mr. Kelly is a Managing Director of Winslow with responsibility for research of technology stocks. Previously, he was a Vice President co-head of the Technology Team at Investment Advisers, Inc. in Minneapolis from 1997-1999. For the prior four years, he was an investment banker in New York City for Prudential Securities and then Salomon Brothers. Mr. Kelly received a B.S. degree Summa Cum Laude in 1993 from Babson College where he majored in Finance/Investments. He is also a Chartered Financial Analyst.

     Bart Wear, CFA -- Mr. Wear is a Managing Director of Winslow and has been with the firm since 1997. He most recently was a partner and equity manager at Baird Capital Management in Milwaukee, Wisconsin. Previously, he was the lead equity manager and analyst of the mid-to-large capitalization growth product at Firstar Investment Research and Management Company, where he was responsible for management of over $2 billion in separately managed institutional accounts, mutual funds and commingled trust funds. Mr. Wear graduated with honors from Arizona State University in 1982 where he majored in finance. He is a Chartered Financial Analyst.

DISTRIBUTOR

     Under an Amended and Restated Master Distribution Agreement with the Trust dated August 1, 2002, ("Distribution Agreement"), NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey, 07054 ("Distributor"), acts as underwriter for the continuous offering of the Fund's shares. The Distributor is a wholly-owned subsidiary of NYLIM Holdings, and is an affiliate of NYLIM. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. Since the Large Cap Fund had not yet commenced operations as of the date of this Proxy Statement/Prospectus, no amounts have been paid to the Distributor under the Distribution Plan.

PERFORMANCE OF THE LARGE CAP FUND

     The Large Cap Fund has not yet commenced operations. Consequently, no performance information is available. However, if the Reorganization is approved by Winslow Fund shareholders and completed, Class A shares of the Large Cap Fund will succeed to the performance and financial history of the Winslow Fund. Set forth at Exhibit C is the performance information for the Winslow Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FINANCIAL HIGHLIGHTS

     The fiscal year end of the Large Cap Fund will be October 31. There are no financial highlights for the Large Cap Fund as it has not yet commenced operations. However, if the Reorganization is approved by Winslow Fund shareholders and completed, Class A shares of the Large Cap Fund will succeed to the performance and financial history of the Winslow Fund. The independent registered public accounting firm for the Large Cap Fund for the 2005 fiscal year end will be KPMG LLP.

     The financial highlights of the Winslow Fund are contained in that Fund's Prospectus dated October 9, 2004, and have been derived from the financial statements audited by PricewaterhouseCoopers LLP. The Winslow Fund's financial highlights, as well as information about the historical performance of the Winslow Fund, are contained in Exhibit C.

FORM OF ORGANIZATION

     The Winslow Fund is a diversified series of an open-end management investment company organized as a Wisconsin corporation. The Company is governed by a Board of Directors consisting of five members. The Large Cap Fund is a diversified series of an open-end management investment company organized as a Massachusetts business trust. The MainStay Funds is governed by a Board of Trustees consisting of seven members. For more information on the history of each Fund, see the respective SAI.

DISTRIBUTOR

     NYLIFE Distributors LLC (the "Distributor"), whose address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the distributor for the Large Cap Fund. The Winslow Fund does not currently have a distributor.

DIVIDENDS AND OTHER DISTRIBUTIONS

     The Large Cap Fund will declare and pay dividends, if any, on a quarterly basis. The Fund distributes capital gains annually. Distributions of the Winslow Fund generally consist of long-term capital gains. Dividends and distributions of each Fund are automatically reinvested in additional shares of that Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Plan is approved by shareholders of the Winslow Fund, then as soon as practicable before the Closing, the Winslow Fund will pay its shareholders a distribution of all undistributed 2004 net investment income and undistributed realized net capital gains.

CAPITALIZATION

     The following table shows the capitalization as of February 28, 2005 of the Winslow Fund and the Large Cap Fund, on a pro forma basis as of that date, giving effect to (1) the Reorganization and (2) the Reorganization and the Blue Chip Transaction.

                 LARGE CAP GROWTH FUND PRO FORMA CAPITALIZATION

                                                                                                         LARGE CAP
                                                                                                          FUND PRO
                                                            LARGE CAP                                   FORMA AFTER
                                                             FUND PRO                                  REORGANIZATION
                                             PRO FORMA     FORMA AFTER      BLUE CHIP     PRO FORMA    AND BLUE CHIP
                                WINSLOW     ADJUSTMENTS   REORGANIZATION      FUND       ADJUSTMENTS   REORGANIZATION
                                  FUND       (CLASS A)      (CLASS A)       (CLASS A)     (CLASS A)      (CLASS A)
                               ----------   -----------   --------------   -----------   -----------   --------------
NET ASSETS...................  $5,228,024        --         $5,228,024     $63,597,555           --     $68,825,579
NET ASSET VALUE PER SHARE....  $     4.89        --         $     4.89     $      9.84    $   (4.95)    $      4.89
SHARES OUTSTANDING...........   1,068,178        --          1,068,178       6,460,914    6,533,295      14,062,387

---------------

 * Prior to completion of the Blue Chip Transaction

** Assumes completion of the Blue Chip Transaction. There can be no assurances that the Blue Chip Transaction will be completed.

                                 OTHER BUSINESS

     The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              GENERAL INFORMATION

     This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Winslow Fund on or about March 8 2005. Only shareholders of record as of the close of business on the Record Date, January 31, 2005, will be entitled to notice of, and to vote at, the Special Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

     A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Trust at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

SOLICITATION OF VOTES

     Proxies are solicited by mail. Additional solicitations may be made by telephone, e-mail or other personal contact by personnel of the Company, the Trust, NYLIM and/or their affiliates.

QUORUM

     The holders of a majority of the shares of the Winslow Fund entitled to be cast on the proposal that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Special Meeting.

VOTE REQUIRED

     Approval of the Reorganization will require that the votes cast in person or by proxy at the Special Meeting in favor of the Reorganization exceed the votes cast in person or by proxy against the Reorganization. Shareholders of the Winslow Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

     For purposes of determining the presence of a quorum for transacting business at the Special Meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Winslow Fund in obtaining a quorum, but both have no effect for purposes of obtaining the requisite vote for approval of the Reorganization.

ADJOURNMENTS

     In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require that the votes cast in person or by proxy at the Special Meeting in favor of adjournment exceed the votes cast in person or by proxy against adjournment. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

FUTURE SHAREHOLDER PROPOSALS

     You may request inclusion in the Company's proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Company is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Company's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

RECORD DATE AND OUTSTANDING SHARES

     Only shareholders of record of the Winslow Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof. At the close of business on the Record Date, there were 1,061,058.779 shares of the Winslow Fund outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Unless otherwise noted below, as of the Record Date, the current officers and Trustees of the Trust in the aggregate and the current officers and Directors of the Company in the aggregate beneficially owned less than 1% of a Class of shares of the Winslow Fund.

     As of the Record Date, there were no outstanding shares of the Large Cap Fund. As of that date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Winslow Fund:

                                                                   AMOUNT OF            PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP      OWNERSHIP
------------------------------------                          --------------------      ----------
Clark J. Winslow:
                                                                    318,613               30.03%
  Wells Fargo Investments LLC**
  Amount of Beneficial Ownership: 220,034
  Percentage Ownership: 20.74%
  A/C 8744-7202
  FBO Clark J. Winslow IRA
  608 Second Avenue South, 8th Floor
  Minneapolis, MN 55402
  Winslow Capital Management, Inc.**
  Profit Sharing and Salary Savings Plan
  Money Purchase Plan
  Amount of Beneficial Ownership: 98,192
  Percentage Ownership: 9.25%
  FBO Clark J. Winslow
  400 Robert Street North
  St. Paul, MN 55101
  Clark J. Winslow*
  Amount of Beneficial Ownership: 387
  Percentage Ownership: 0.04%
  1205 French Creek Drive
  Wayzata, MN 55391
Sharon L. Winslow:
                                                                    120,478               11.35%
Wells Fargo Investments LLC**
A/C 8694-9354
FBO Sharon L. Winslow IRA
608 Second Avenue South, 8th Floor
Minneapolis, MN 55402
Peter R. Kitchak*
                                                                    107,960               10.17%
135 West Point Road
Excelsior, MN 55331
Winslow Capital Management, Inc.**
                                                                     91,760                8.65%
Profit Sharing and Salary Savings Plan
Money Purchase Plan
FBO Richard E. Pyle
400 Robert Street North
St. Paul, MN 55101
Winslow Capital Management, Inc.**
                                                                     58,336                5.50%
Profit Sharing and Salary Savings Plan
Money Purchase Plan
FBO R. Bart Wear
400 Robert Street North
St. Paul, MN 55101
Winslow Capital Management, Inc.**
                                                                     57,960                5.46%
Profit Sharing and Salary Savings Plan
Money Purchase Plan
FBO Joseph J. Docter
400 Robert Street North
St. Paul, MN 55101

                                                                   AMOUNT OF            PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP      OWNERSHIP
------------------------------------                          --------------------      ----------
Winslow Capital Management, Inc.**
                                                                     53,028                5.00%
Profit Sharing and Salary Savings Plan
Money Purchase Plan
FBO Jean A. Baillon
400 Robert Street North
St. Paul, MN 55101

---------------

 * Owned beneficially.

** Owned of record.

     The Company has been advised by Clark J. Winslow, an affiliate of the Winslow Fund, that he intends to vote on the proposal in his discretion any shares that are beneficially owned by Mr. Winslow or one of his family members and over which he has voting power.

                          INFORMATION ABOUT THE FUNDS

     Each Fund is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

                                   EXHIBIT A

                               THE MAINSTAY FUNDS
                             FMI MUTUAL FUNDS, INC.

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 29th day of March, 2005, by and between The MainStay Funds, a Massachusetts business trust ("MainStay"), with its principal place of business at 51 Madison Avenue, New York, New York 10010, on behalf of its series, MainStay Large Cap Growth Fund ("Acquiring Fund"), and FMI Mutual Funds, Inc., a Wisconsin corporation ("FMI"), with its principal place of business at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, on behalf of its series, FMI Winslow Growth Fund ("Acquired Fund").

     WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code");

     WHEREAS, the contemplated reorganization and liquidation will consist of
(1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund designated as "Class A" ("Acquiring Fund Shares"), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders who hold the outstanding shares of beneficial interest of the Acquired Fund ("Acquired Fund Shares") in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement;

     WHEREAS, the Acquiring Fund has been organized to hold the assets of the Acquired Fund and the Acquiring Fund has had no assets (other than the seed capital that may be required by Section 14(a) of the 1940 Act) and has carried on no business activities prior to the date first shown above and will have had no assets (other than the required seed capital) and will have carried on no business activities prior to the consummation of this transaction described herein;

     WHEREAS, the Acquired Fund may own securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of MainStay have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Trustees of FMI have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

     1.1. Subject to the requisite approval of the Acquired Fund's shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, FMI, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and MainStay, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to the number of full and fractional Acquired Fund Shares as of the time and date set forth in paragraph 3.1, and (b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date").

     1.2. The property and assets of FMI attributable to the Acquired Fund and to be sold, assigned, conveyed, transferred and delivered to and acquired by MainStay, on behalf of the Acquiring Fund, shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, "Assets"). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

     1.3. The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. MainStay, on behalf of the Acquiring Fund, shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities").

     1.4. Immediately following the actions contemplated by paragraph 1.1, FMI shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, FMI, on behalf of the Acquired Fund, shall
(a) distribute to its shareholders of record with respect to the Acquired Fund Shares as of the Closing Date, as defined in paragraph 3.1 ("Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by FMI, on behalf of the Acquired Fund, pursuant to paragraph 1.1 and (b) completely liquidate the Acquired Fund. Such liquidation shall be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates to the Acquired Fund representing the Acquiring Fund Shares in connection with the exchange pursuant to paragraph 1.1.

     1.5. Ownership of Acquiring Fund Shares by the Acquired Fund shareholders will be shown on the books of the Acquiring Fund's transfer agent.

     1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     2.  Valuation

     2.1. The value of the Assets shall be determined as of the time for calculation of the net asset value of the Acquired Fund as set forth in its then-current prospectus, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information, as supplemented, with respect to the Acquired Fund and valuation procedures established by FMI's Board of Directors. All computations of value shall be made by Fiduciary Management, Inc., in its capacity as administrator for the Acquired Fund, and shall be subject to confirmation by the Acquiring Fund's recordkeeping agent.

     3.  Closing and Closing Date

     3.1. The Closing Date shall be March 31, 2005, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The "close of business" on the Closing Date shall be as of 5:00 p.m., Eastern Time. The Closing shall be held at the offices of Debevoise & Plimpton LLP, 919 Third Avenue, New York, NY 10022 or at such other time and/or place as the parties may agree.

     3.2. FMI shall direct U.S. Bank, N.A., as custodian for the Acquired Fund ("Acquired Fund Custodian"), to deliver to MainStay, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to Bank of New York, as the custodian for the Acquiring Fund ("Acquiring Fund Custodian"). Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund Custodian shall deliver to the Acquiring Fund Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Acquired Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3. FMI shall direct U.S. Bancorp Fund Services LLC, in its capacity as transfer agent for the Acquired Fund ("Transfer Agent"), to deliver to MainStay at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of the outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund pursuant to paragraph
1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

     3.4. In the event that at the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Board of Trustees of MainStay with respect to the Acquiring Fund and the Board of Directors of FMI with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

     4.  Representations and Warranties

     4.1. Except as has been fully disclosed to MainStay in Schedule 4.1 to this Agreement, FMI, on behalf of the Acquired Fund, represents and warrants to MainStay as follows:

          (a) The Acquired Fund is duly established as a series of FMI. FMI is a corporation duly organized and existing under the laws of the State of Wisconsin, with power under its Articles of Incorporation, as amended ("Charter"), to own all of its Assets and to carry on its business as it is being conducted as of the date hereof.

          (b) FMI is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect.

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

          (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (e) On the Closing Date, FMI, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, MainStay, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

          (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of FMI's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which FMI, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which FMI, on behalf of the Acquired Fund, is a party or by which it is bound.

          (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, any contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 (if any) is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other party thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

          (h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to FMI's knowledge, threatened against FMI, with respect to or that could affect the Acquired Fund or any of its properties or assets, that, if adversely determined, could materially and adversely affect the Acquired Fund's financial condition or the conduct of its business. FMI, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated.

          (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (true and correct copies of which have been furnished to MainStay) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2004 (unaudited), will be when sent to Acquired Fund shareholders in the regular course in accordance with GAAP consistently applied, and such statements (true and correct copies of which will be furnished to MainStay) will present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and all known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date will be disclosed therein.

          (j) Since June 30, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fund's investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

          (k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of FMI's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

          (l) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has elected to be treated as such, has been eligible to compute, and has computed, its federal income tax under Section 852 of the Code.

          (m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by FMI and will have been offered and sold in each state, territory and/or the District of Columbia in which they have been offered and sold in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares. The Acquired Fund will review its assets to ensure that at any time prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

          (n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board of Directors of FMI, and by the approval of the Acquired Fund's shareholders, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of FMI, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (o) The Proxy Statement (as defined in paragraph 5.2) insofar as it relates to the Acquired Fund, will, on the effective date of the Proxy Statement and at all times prior to the conclusion of the shareholder meeting to which the Proxy Statement relates (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and
     (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

          (p) FMI has operated, and at all times until the Closing Date will operate, the Acquired Fund in accordance with the applicable provisions of the 1933 Act, 1934 Act and 1940 Act and all applicable rules thereunder.

     4.2. Except as has been fully disclosed to FMI in Schedule 4.2 to this Agreement, MainStay, on behalf of the Acquiring Fund, represents and warrants to FMI as follows:

          (a) The Acquiring Fund is duly established as a series of MainStay, which is a business trust duly organized, existing, and in good standing under the laws of the Commonwealth of Massachusetts with the power under MainStay's Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement.

          (b) MainStay is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

          (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of MainStay's Declaration of Trust or by-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MainStay, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MainStay, on behalf of the Acquiring Fund, is a party or by which it is bound.

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to MainStay's knowledge, threatened against MainStay, with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. MainStay, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

          (g) All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by MainStay and will have been offered and sold in each state, territory and/or the District of Columbia in which they have been offered and sold in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by MainStay.

          (h) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board of Trustees of MainStay and this Agreement constitutes a valid and binding obligation of MainStay, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (i) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

          (j) Prior to the Closing Date, the Acquiring Fund will have carried on no business activity and will have had no assets or liabilities other than the seed capital required by Section 14(a) of the 1940 Act.

     5.  Covenants

     FMI, on behalf of the Acquired Fund, and MainStay, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

     5.1. The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the purchase and sale of portfolio securities in a manner consistent with its prospectus, the sale and redemption of fund shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. FMI will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. MainStay, on behalf of the Acquiring Fund, will prepare and file with the Commission a Form N-14 Registration Statement containing a proxy statement/prospectus ("Proxy Statement"), which proxy statement/prospectus shall be delivered to the Acquired Fund Shareholders in connection with such meeting, in compliance in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

     5.5. Subject to the provisions of this Agreement, each of the Acquiring Fund and the Acquired Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6. Each Acquiring Fund will provide the Acquired Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.

     5.7. The Acquiring Fund and the Acquired Fund each covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.8. FMI, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by MainStay, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as MainStay, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) FMI's title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) MainStay's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

     5.10. The Acquiring Fund shall not change its Declaration of Trust, prospectus or statement of additional information prior to Closing so as to restrict permitted investments for the Acquiring Fund prior to the Closing, except as required by the Commission.

     6.  Conditions Precedent to Obligations of Acquired Fund

     The obligations of FMI, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at FMI's election, to the performance by MainStay, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of MainStay, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.2. MainStay, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by MainStay's President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to FMI and dated as of the Closing Date, to the effect that the representations and warranties of MainStay, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as FMI shall reasonably request;

     6.3. MainStay, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MainStay, on behalf of the Acquiring Fund, on or before the Closing Date; and

     6.4. MainStay shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as FMI may reasonably deem necessary or desirable in order to vest in and confirm (a) FMI's title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) MainStay's assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Agreement.

     7.  Conditions Precedent to Obligations of Acquiring Fund

     The obligations of MainStay, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at MainStay's election, to the performance by FMI, on behalf of the Acquired

Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     7.1. All representations and warranties of FMI, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     7.2. FMI shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of FMI. FMI shall have executed and delivered all such assignments and other instruments of transfer as MainStay may reasonably deem necessary or desirable in order to vest in and confirm (a) FMI's title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) MainStay's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     7.3. FMI, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by FMI, on behalf of the Acquired Fund, on or before the Closing Date.

     7.4. FMI, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by FMI's President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to MainStay and dated as of the Closing Date, to the effect that the representations and warranties of FMI, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as MainStay shall reasonably request;

     7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

     8. Further Conditions Precedent to Obligations of Acquiring Fund and Acquired Fund

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to FMI, on behalf of the Acquired Fund, or MainStay, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Charter and By-Laws of FMI, applicable state law and the 1940 Act (including the rules and regulations thereunder), and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither FMI nor MainStay may waive the condition set forth in this paragraph 8.1.

     8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to FMI's or to MainStay's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by FMI or MainStay to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4. The registration statement with respect to the Acquiring Fund Shares shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The parties shall have received the opinion of Dechert LLP addressed to MainStay and FMI substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the MainStay and FMI. Notwithstanding anything herein to the contrary, neither MainStay nor FMI may waive the condition set forth in this paragraph 8.5.

     8.6. The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in its Declaration of Trust or of investment restrictions disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

     9.  Brokerage Fees and Expenses

     9.1. MainStay, on behalf of the Acquiring Fund, and FMI, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. The expenses relating to the Reorganization will be borne by Fiduciary Management, Inc. and/or New York Life Investment Management LLC (to be allocated between them in accordance with the Fund Transition Agreement, dated as of March 28, 2005 between Fiduciary Management, Inc., Winslow Capital Management, Inc. and New York Life Investment Management LLC). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement, legal fees (including those relating to the opinion described in paragraph 8.5), accounting fees, securities registration fees, and expenses of holding a shareholders' meeting pursuant to paragraph 5.2. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

     10.  Entire Agreement; No Survival of Warranties

     10.1. MainStay and FMI agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

     11.  Termination

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the Board of Trustees of MainStay or the Board of Directors of FMI, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

     12.  Amendments

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of MainStay and FMI; provided, however, that following the meeting of the shareholders of the Acquired Fund called by FMI pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring

Fund Shares to be issued to each Acquired Fund Shareholder under this Agreement to the detriment of any shareholders without their further approval.

     13.  Notices

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

     If to FMI, at the address of FMI set forth in the preamble to this Agreement, in each case to the attention of Donald S. Wilson and with a copy to Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, WI 53202, attn:
Richard L. Teigen;

     If to MainStay, at the address of MainStay set forth in the preamble to this Agreement, in each case to the attention of Marguerite E.H. Morrison and with a copy to Dechert LLP, 1775 I Street, NW Washington, DC 20005, attn: Sander
M. Bieber.

     14.  Headings; Governing Law; Assignment; Limitation of Liability; Rule 145

     14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

     14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.4. Pursuant to Rule 145 under the 1933 Act, the Acquired Fund will, in connection with the issuance of any Acquiring Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

     "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MAINSTAY LARGE CAP GROWTH FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO MAINSTAY LARGE CAP GROWTH FUND SUCH REGISTRATION IS NOT REQUIRED;"

     and, further, the Acquired Fund will issue stop transfer instructions to its transfer agent with respect to such Acquired Fund Shares.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or any Vice President.

FMI MUTUAL FUNDS, INC., ON BEHALF OF ITS        THE MAINSTAY FUNDS, ON BEHALF OF ITS SERIES,
  SERIES, FMI WINSLOW GROWTH FUND                 MAINSTAY LARGE CAP GROWTH FUND

BY:                                             BY:
---------------------------------------------   ---------------------------------------------

NAME:                                           NAME:
---------------------------------------------   ---------------------------------------------

TITLE:                                          TITLE:
---------------------------------------------   ---------------------------------------------

     WITH RESPECT TO SECTION 9.2 OF THIS AGREEMENT, accepted and acknowledged by:

FIDUCIARY MANAGEMENT, INC                       NEW YORK LIFE INVESTMENT MANAGEMENT LLC

BY:                                             BY:
---------------------------------------------   ---------------------------------------------

NAME:                                           NAME:
---------------------------------------------   ---------------------------------------------

TITLE:                                          TITLE:
---------------------------------------------   ---------------------------------------------

                                   EXHIBIT B

           COMPARISON OF FMI MUTUAL FUNDS, INC. TO THE MAINSTAY FUNDS

     The following chart provides a summary of certain similarities and difference between the forms of organization of the Funds:

                                      THE MAINSTAY FUNDS              FMI MUTUAL FUNDS, INC
                               (A MASSACHUSETTS BUSINESS TRUST)     (A WISCONSIN CORPORATION)
                               --------------------------------   -----------------------------
QUORUM OF SHAREHOLDERS.......  A majority of outstanding shares   A majority of the votes
                                                                  entitled to be cast on the
                                                                  proposal
IS THE FUND AUTHORIZED TO
  ISSUE AN UNLIMITED NUMBER
  OF SHARES?.................  Yes                                No
DO THE DIRECTORS/TRUSTEES
  HAVE THE POWER TO
  MATERIALLY AMEND THE
  GOVERNING INSTRUMENT
  WITHOUT SHAREHOLDER
  APPROVAL?..................  Yes, to the extent that any        No
                               amendment does not materially
                               adversely affect the rights of
                               shareholders
CAN THE DIRECTORS/TRUSTEES
  AMEND THE BYLAWS WITHOUT
  SHAREHOLDER APPROVAL?......  Yes                                Yes, but only those bylaws
                                                                  not created by the
                                                                  shareholders
IS TERMINATION OF THE TRUST/
  CORPORATION (AS OPPOSED TO
  A SERIES THEREOF) POSSIBLE
  WITHOUT SHAREHOLDER
  APPROVAL?..................  Yes                                No
IS TERMINATION OF A SERIES
  POSSIBLE WITHOUT
  SHAREHOLDER APPROVAL?......  Yes                                Yes
CAN THE DIRECTORS/TRUSTEES
  ACT WITHOUT A MEETING?.....  Yes                                Yes
DIRECTOR/TRUSTEE LIABILITY
  OTHER THAN WHAT THE FEDERAL
  SECURITIES LAWS ALREADY
  PRESCRIBE?.................  No                                 No
SHAREHOLDER LIABILITY?.......  Generally, no(1)                   Generally, no
TERM OF OFFICE OF DIRECTORS/
  TRUSTEES...................  Until a successor has been         Until the next annual meeting
                               elected or until the death,        of shareholders and until his
                               removal or resignation of the      successor shall have been
                               Trustee, provided that there       elected and qualified, or
                               will be a shareholder vote for     until there is a decrease in
                               Trustees when the current          the number of directors, or
                               Trustees elected by shareholders   until his death, resignation
                               number less than a majority        or removal

                                      THE MAINSTAY FUNDS              FMI MUTUAL FUNDS, INC
                               (A MASSACHUSETTS BUSINESS TRUST)     (A WISCONSIN CORPORATION)
                               --------------------------------   -----------------------------
DO THE SHAREHOLDERS HAVE A
  RIGHT OF INSPECTION OF THE
  FUND'S RECORDS, ACCOUNTS,
  AND/OR BOOKS?..............  Generally, yes if the request is   Yes, if shareholder owns 5%
                               made in good faith                 or more of Fund or has been
                                                                  shareholder for at least 6
                                                                  months, otherwise only at
                                                                  discretion of Board
ANNUAL SHAREHOLDER MEETINGS
  REQUIRED?..................  No                                 No

---------------

(1) Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Trust's Declaration of Trust states that shareholders will not be subject to any personal liability in connection with the assets of the trusts for the acts or obligations of the trusts. The Declaration of Trust provides for indemnification, out of the assets belonging to the series with respect to which such shareholder's shares are issued, for all losses and expenses of any shareholder held personally liable for the obligations of the Trust solely by reason of his or her being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which (i) a court determines that the respective trust should be treated as a partnership, rather than as a business trust, despite the terms of the Declaration of Trust and (2)(i) a contractual disclaimer is found to be inadequate, and (ii) and the Large Cap Fund itself would be unable to meet its obligations.

                                   EXHIBIT C

                   PAST PERFORMANCE AND FINANCIAL HIGHLIGHTS
                         OF THE FMI WINSLOW GROWTH FUND

     The bar chart and table that follow provide some indication of the risks of investing in the Winslow Fund by showing changes in the performance from year to year of the Fund and how its average annual returns (before and after taxes) over various periods compare to the performance of a broad-based securities index. Please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

ANNUAL RETURNS (BY CALENDAR YEAR 1996 -- 2004)
(BALANCED FUND BAR CHART)

1996                                                                             16.85
1997                                                                              22.4
1998                                                                             29.23
1999                                                                             19.07
2000                                                                            -10.24
2001                                                                            -14.98
2002                                                                            -28.87
2003                                                                             32.84
2004                                                                             13.93

BEST AND WORST QUARTERLY RETURNS (1996 -- 2004)

                                                              RETURN   QUARTER/YEAR
                                                              ------   ------------
Highest return/best quarter.................................   29.76%     4Q/98
Lowest return/worst quarter.................................  (19.96)%    3Q/01

     Note: For the 1996-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Winslow Fund. On October 15, 2001, FMI became the investment adviser to the Winslow Fund. Since 1996, Winslow has been the portfolio manager to the Winslow Fund.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)


                                                              1 YEAR   5 YEARS   LIFE OF FUND(1)
                                                              ------   -------   ---------------
FMI WINSLOW GROWTH FUND
Return Before Taxes.........................................  13.93%    (3.86)%        7.36%
Return After Taxes on Distributions(2)......................  13.93%    (7.12)%        3.56%
Return After Taxes on Distributions and Sale of Fund
  Shares(2).................................................   9.06%    (4.83)%        4.82%
S&P 500(R) INDEX(3)
  (reflects no deduction for fees, expenses, or taxes)......  10.88%    (2.30)%       10.58%
RUSSELL 1000 GROWTH INDEX(4)
  (reflects no deduction for fees, expenses, or taxes)......   6.30%    (9.29)%        8.00%


---------------


(1) The Fund commenced operations on July 1, 1995.



(2) The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.



(3) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



(4) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Winslow Fund's financial performance for the past five fiscal years of operations. Certain information reflects financial results for a single Winslow Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Winslow Fund. This information for each period except the six-month period ending December 31, 2004 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Winslow Fund's Annual Report which is available upon request.

                                        FOR THE
                                       SIX MONTH
                                      PERIOD ENDED           FOR THE YEAR ENDED JUNE 30,
                                      DECEMBER 31,   -------------------------------------------
                                          2004        2004     2003     2002     2001     2000
                                      ------------   ------   ------   ------   ------   -------
                                      (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  year..............................     $ 4.69      $ 3.96   $ 3.92   $ 5.07   $11.62   $ 15.60
Income from investment operations:
  Net investment loss(a)............      0.00*       (0.03)   (0.03)   (0.03)   (0.05)    (0.08)
  Net realized and unrealized gains
     (losses) on investments........       0.38        0.76     0.07    (1.12)   (1.94)     2.52
                                         ------      ------   ------   ------   ------   -------
Total from investment operations....       0.38        0.73     0.04    (1.15)   (1.99)     2.44
Less distributions:
  Dividend from net investment
     income.........................         --          --       --       --       --        --
  Distributions from net realized
     gains..........................         --          --       --       --    (4.56)    (6.42)
                                         ------      ------   ------   ------   ------   -------
Total from distributions............         --          --       --       --    (4.56)    (6.42)
Net asset value, end of year........     $ 5.07      $ 4.69   $ 3.96   $ 3.92   $ 5.07   $ 11.62
TOTAL RETURN........................       8.10%**    18.43%    1.02%  -22.53%  -20.54%    22.55%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's
     $).............................     $5,378      $4,926   $3,972   $4,144   $5,860   $12,151
  Ratio of expenses (after
     reimbursement) to average net
     assets(b)......................       1.30%***    1.30%    1.30%    1.30%    1.30%     1.29%
  Ratio of net investment loss to
     average net assets(c)..........        .15%***   (0.77)%  (0.74)%  (0.73)%  (0.70)%   (0.65)%
  Portfolio turnover rate...........      45.45%      94.10%  108.42%   70.55%  111.99%   123.92%

---------------

(a) Net investment income (loss) per share is calculated using average shares outstanding.

(b) Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the six month period ending December 31, 2004 and for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, 3.39%, 2.78%, 3.17%, 2.71%, 1.87% and
     1.54%, respectively.

(c) If the Fund had paid all of its expenses, the ratios would have been, for the six month period ending December 31, 2004 and for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, (1.94%), (2.25%), (2.61%), (2.14%),
     (1.27%) and (0.90%), respectively.

*    Amount less than $0.005 per share.

**   Not Annualized.

***  Annualized.